UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 12, 2005
                                                          ---------------

                            POCAHONTAS BANCORP, INC.
                            ------------------------
             (Exact Name of Registrant as Specified in its Charter)

           Delaware                       0-23969                 71-0806097
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(State or Other Jurisdiction      (Commission File No.)       (I.R.S. Employer
       of Incorporation)                                     Identification No.)

1700 East Highland, Jonesboro, Arkansas                       72401
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (870) 802-1700
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                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition.
                ----------------------------------------------

     On August 12, 2005, Pocahontas Bancorp, Inc. issued a press release disclosing consolidated financial results for the third quarter of fiscal year 2005. A copy of the press release is included as Exhibit 99.1 to this report.

     The information in the preceding paragraph, as well as Exhibit 99.1 referenced therein, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 9.01.      Financial Statements and Exhibits.
                ----------------------------------

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

                  Exhibit No.           Description
                  -----------           -----------

                  99.1                  Press release dated August 12, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           POCAHONTAS BANCORP, INC.


DATE:  August 15, 2005             By:     /s/ Dwayne Powell
                                           -----------------------------------
                                           Dwayne Powell
                                           President and Chief Executive Officer